JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

SEPARATE ACCOUNTS A AND N

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SEPARATE ACCOUNT B

Supplement dated April 23, 2026 to the prospectuses for your policy

Changes to Variable Investment Options

This Supplement is intended for distribution with the prospectuses (for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. This Supplement must be preceded or accompanied by the prospectus for your policy. Please retain it for future reference. This Supplement applies to the following policies:

Accumulator	SVUL 99
Capital Account	Venture COLI
COLI	Ven SVUL
EPVUL	Ven VUL
SVUL	VUL99

Effective on April 27, 2026, the JHVIT Lifestyle Balanced Portfolio, JHVIT Lifestyle Conservative Portfolio, and JHVIT Lifestyle Moderate Portfolio will be added as a portfolio available as an investment option under your policy.

More information about the Portfolios are available in the prospectus for the Portfolios, which may be amended from time to time. You can obtain a prospectus for the Portfolio at https://dfinview.com/johnhancock?site=funds.

The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Investment Objective	Portfolio and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25) (%)
			1-Year	5-Year	10-Year
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Lifestyle Balanced Portfolio - Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.79%*	14.10	5.44	7.02
To seek a high level of current income with some consideration given to growth of capital.	Lifestyle Conservative Portfolio – Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.76%*	10.05	1.97	4.16
To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.	Lifestyle Moderate Portfolio – Series I John Hancock Variable Trust Advisers LLC/Manulife Investment Management (US) LLC	0.78%*	12.67	4.25	6.04

You should read this supplement together with the prospectus for the contract you purchased and retain both documents for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp VL 04/2026

333-71318	333-76168	333-76156	333-83023	333-71312
333-71134	333-76170	333-70950	333-33351	333-76160
333-69987

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